2010 Q3 Earnings Call

www.hypercom.com

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ETMS

NORTH AMERICA | CENTRAL AMERICA | LATIN AMERICA | ASIA/PACIFIC | EUROPE | MIDDLE EAST | AFRICA

Forward-looking Statements

Today's discussion may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. Hypercom's actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Hypercom's filings with the Securities and Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q. Hypercom is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

With respect to any Non-GAAP financial measures presented in the information, reconciliations of Non-GAAP to GAAP financial measures may be found in Hypercom's quarterly earnings release as filed with the Securities and Exchange Commission. Management uses Non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. Management believes that these Non-GAAP financial measures help it to evaluate Hypercom's performance and to compare Hypercom's current results with those for prior periods as well as with the results of peer companies. These Non-GAAP financial measures contain limitations and should be considered as a supplement to, and not as a substitute for, or superior to, disclosures made in accordance with GAAP.

Revenue Growth


Europe
+ 23% over Q2
+ 21% over Q3 2009
N. Europe
+ 15% over Q2
+ 6% over Q3 2009
S. Europe
+ 29% over Q2
+ 33% over Q3 2009
Americas
+ 6% over Q2
+ 8% over Q3 2009
Asia Pacific
+ 44% over Q2
+ 81% over Q3 2009

Worldwide – $125.1 million

+ 20% over Q2
+ 24% over Q3 2009 (27% on a constant currency basis)
+ 13% YTD revenue growth (16% on a constant currency basis)

EMEA Growth



- **+ 23% over Q2**
- **+ 21% over Q3 2009 (29% on a constant currency basis)**
- Distributed growth across region
- New customers
- Increased vertical penetration
  - Self-service
  - Mass transit
  - Petroleum
  - Taxi

Asia Pacific Growth



- **+ 44% over Q2**
- **+ 81% over Q3 2009 (76% on a constant currency basis)**
- Strong demand with Indonesian and Australian banks
- Increased demand for our products in China, India and Japan

HYPERCOM

Americas Growth



- **+ 6% over Q2**
- **+ 8% over Q3 3009 (6% on a constant currency basis)**
- Increased demand in Latin America driven by Mexico, Colombia, Caribbean, Andean region and Brazil
- Increased penetration in Canada
- Increased countertop sales
- L5000 multilane product family which should start to generate revenue for us in Q4

Move to JDM Model Next Generation Products

- **L5000 Multi-lane Product Line**
  - Pilots underway at Tier 1 retailers in North America
  - First product set utilizing new JDM model
  - Modular/Flexible design
  - Faster product development cycle
  - High security, feature-rich, lower cost
- Intend to continue to launch other product sets on similar platform over the next 12+ months
  - Anticipate significant product gross margin enhancement
  - Anticipate market share gain from broader product set



Regional Revenue

($ in thousands)	Q309	Q210	Q310	% SEQ Increase	% YoY Increase
Americas	32,198	32,894	34,723	5.6%	7.8%
EMEA	57,701	56,890	69,975	23.0%	21.3%
Northern EMEA	25,057	23,047	26,456	14.8%	5.6%
Southern EMEA	32,644	33,843	43,519	28.6%	33.3%
Asia Pacific	11,262	14,137	20,404	44.3%	81.2%
Total	101,161	103,921	125,102	20.4%	23.7%

Non-GAAP Profit & Loss

				% SEQ	% YoY
($ in thousands, except EPS)	Q309	Q210	Q310	Increase	Increase
Revenue	101,161	103,921	125,102	20.4%	23.7%
Gross Margin	33,972	32,881	40,720	23.8%	19.9%
Gross Margin %	33.6%	31.6%	32.5%		
Operating Expense	28,043	27,225	30,273	11.2%	8.0%
Operating Expense %	27.7%	26.2%	24.2%		
Operating Profit	5,929	5,656	10,447	84.7%	76.2%
Operating Margin %	5.9%	5.4%	8.4%		
Net Interest	(1,734)	(1,789)	(1,842)		
FX Gain (Loss) and Other	(93)	(1,626)	1,558		
Pre-tax Profit	4,102	2,241	10,163		
Taxes	728	663	(1,107)		
Net Income before Disc. Ops.	4,830	2,904	9,056	211.8%	87.5%
Net Income %	4.8%	2.8%	7.2%		
EPS	0.09	0.05	0.16	220.0%	77.8%
Adjusted EBITDA	8,424	8,160	13,043	59.8%	54.8%

Non-GAAP P&L Overview – YTD Comparison

	YTD	YTD	% YoY
($ in thousands, except EPS)	Q309	Q310	Q310
Revenue	289,530	327,778	13.2%
Gross Margin	94,844	109,262	15.2%
Gross Margin %	32.8%	33.3%	
Operating Expense	83,882	87,522	4.3%
Operating Expense %	29.0%	26.7%	
Operating Profit	10,962	21,740	98.3%
Operating Margin %	3.8%	6.6%	
Net Interest	(5,106)	(5,254)	
FX Gain (Loss) and Other	158	(626)	
Pre-tax Profit	6,014	15,860	
Taxes	(202)	(462)	
Net Income before Disc. Ops.	5,812	15,398	164.9%
Net Income %	2.0%	4.7%	
EPS	0.11	0.28	154.5%
Adjusted EBITDA	18,294	29,461	61.0%

Non-GAAP Gross Margin and Operating Expenses

	% of Revenue		
	Q309	Q210	Q310
Product Margin	35.3%	33.9%	34.1%
Service Margin	28.5%	23.8%	26.7%
Consolidated Gross Margin	33.6%	31.6%	32.5%
Research and Development	10.4%	10.0%	9.0%
Sales and Marketing	10.6%	10.4%	9.5%
G&A	6.7%	5.8%	5.7%
Total Operating Expenses	27.7%	26.2%	24.2%
Operating Expenses ($ in thousands)	$28,043	$27,225	$30,273

Non-GAAP Profit & Loss

				% SEQ	% YoY
($ in thousands, except EPS)	Q309	Q210	Q310	Increase	Increase
Revenue	101,161	103,921	125,102	20.4%	23.7%
Gross Margin	33,972	32,881	40,720	23.8%	19.9%
Gross Margin %	33.6%	31.6%	32.5%		
Operating Expense	28,043	27,225	30,273	11.2%	8.0%
Operating Expense %	27.7%	26.2%	24.2%		
Operating Profit	5,929	5,656	10,447	84.7%	76.2%
Operating Margin %	5.9%	5.4%	8.4%		
Net Interest	(1,734)	(1,789)	(1,842)		
FX Gain (Loss) and Other	(93)	(1,626)	1,558		
Pre-tax Profit	4,102	2,241	10,163		
Taxes	728	663	(1,107)		
Net Income before Disc. Ops.	4,830	2,904	9,056	211.8%	87.5%
Net Income %	4.8%	2.8%	7.2%		
EPS	0.09	0.05	0.16	220.0%	77.8%
Adjusted EBITDA	8,424	8,160	13,043	59.8%	54.8%

Cash Flow & Balance Sheet

	Q309		Q210		Q310	
($ in thousands)	$	Days	$	Days	$	Days
Cash Flow from Operations before Changes in Working Capital	8,864		9,494		14,084	
Cash Flow from Operation	10,021		(6,419)		8,201	
Key Balance Sheet Items:						
Cash	50,713		33,273		38,521	
Accounts Receivables, net	82,551	78	82,984	76	103,208	78
Accounts Receivables Reserves	*(4,271)*		*(3,310)*		*(4,325)*	
Inventories	29,124	40	34,303	44	34,203	37
Accounts Payable	38,972	52	46,699	59	51,865	55
Deferred Revenue, net	13,369		12,967		15,518	

Growth Drivers – Geographic Expansion

- New customers worldwide
- Tier 1 retail North America
- Investments in key countries
  - India: local presence resulting in first contract
  - Russia: additional engagement
  - Turkey: new offices
  - China: sales demand growing

Growth Drivers - Verticals & Technology



NETWORKING

- Unique to market
- Large installed base
- Upcoming replacement cycle
- Next generation product launch in 2011



MOBILE

- Strong YTD growth
- Increased GPRS and Bluetooth demand worldwide
- Next generation products out of JDM model will accelerate growth



TRANSPORT

SELF-SERVICE
- Parking
- Mass transit
- Toll collect

TAXI



HEALTHCARE

- German government nearing legislative decision



TECHNOLOGY

HARDWARE
- Next generation
- +30% gross margin

SOFTWARE DEVELOPMENT
- 100+ developers by end of 2010
- Another 100+ developers by end of 2011

SOFTWARE SOLUTIONS
- Hosted service
- Custom integration

Q&A

Hypercom Corporation

2010 Q3 Earnings Call

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More **Payment Transactions**
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www.hypercom.com

NORTH AMERICA | CENTRAL AMERICA | LATIN AMERICA | ASIA/PACIFIC | EUROPE | MIDDLE EAST | AFRICA

END

Hypercom Corporation

2010 Q3 Earnings Call

Our Products ***Handle***
More **Payment Transactions**
Than Any Other Company
In The World.

{ *trusted* TRANSACTIONS

HYPERCOM™

www.hypercom.com

NORTH AMERICA | CENTRAL AMERICA | LATIN AMERICA | ASIA/PACIFIC | EUROPE | MIDDLE EAST | AFRICA